                                                                    EXHIBIT 10.6

                              FOURTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     THIS DOCUMENT is entered into effective as of May 27, 1998, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), the Lenders listed on the signature page below, and BANK ONE, TEXAS, N.A., as Agent (in that capacity "AGENT").

     Borrower, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, providing for loans to Borrower both on a revolving and a term basis. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend the Loan Agreement as provided in PARAGRAPH 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

     1.  TERMS AND REFERENCES.  Unless otherwise stated in this document (A)
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terms defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.  AMENDMENTS.  The Loan Agreement is amended as follows:
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     (A) The following definitions are entirely amended or added to SECTION 1.1 in alphabetical order with the other definitions in that section:

               "TRANCHE B" means that portion of Term-Line Borrowings that (a) is advanced for the purpose of financing certain Servicing Portfolio acquisitions, (b) may not be reborrowed under this agreement on or after the Tranche B-Actual-Termination Date, and (c) may not exceed an amount (as that amount is permanently reduced by payments or prepayments on Tranche B under SECTION 3 on and after the Tranche B-Actual-Termination Date) equal at any time to the lesser of either (i) the total Term-Line Commitments minus Tranche A or (ii) $35,000,000.

               "TRANCHE B-STATED-TERMINATION DATE" means the earlier of either
          (a) January 31, 1999, or (b) the 30th calendar day after the calendar day that at least $31,500,000 of Tranche B has been disbursed (whether or not prepaid) under this agreement.

     (B) SCHEDULE 2 is entirely amended in the form of, and all references in the Loan Agreement to SCHEDULE 2 are changed to, the attached THIRD AMENDED
SCHEDULE 2.

     3.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
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foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives (1) counterparts of this document executed by each party on the signature pages of this document and (2) each document and other item listed on the attached ANNEX A, each of which must be in form, substance, and number of counterparts as may be acceptable to Agent and its special counsel.

     4.  SETTLEMENT AMONG LENDERS.  Agent and Lenders agree among themselves
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(and Borrower consents) that, concurrently with the effectiveness of this document, there shall be deemed to have occurred assignments and assumptions with respect to the Obligation, Liens, Rights, and obligations under the Loan Documents in respect of the Term-Line Commitment such that, after giving effect to those assignments and assumptions, the Obligation, Liens, Rights, and obligations under the Loan Documents in respect of the Term-Line Commitment are owned by each Lender in accordance with its Commitment Percentage for Term-Line Commitments after giving effect to this document. Lenders hereby make those assignments and assumptions and shall make all appropriate payments and adjustments among themselves through Agent in order to effectuate the appropriate purchase price for and other amounts payable with respect to those assignments and assumptions.

     5.  RATIFICATIONS.  To induce Agent and Lenders to enter into this
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document, Borrower (A) ratifies and confirms all provisions of the Loan
Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     6.  REPRESENTATIONS.  To induce Agent and Lenders to enter into this
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document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws, or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

     7.  EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
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incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

     8.  MISCELLANEOUS.  All references in the Loan Documents to the "Loan
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Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in SECTIONS 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   {REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

     EXECUTED as of the date first stated in this Fourth Amendment to Restated and Amended Loan Agreement.

MATRIX FINANCIAL SERVICES                                      BANK ONE, TEXAS, N.A., as Agent, as a
CORPORATION, as Borrower                                       Lender, and as Bank One

By /s/ Thomas J. Osselaer                                      By /s/ Mark L. Freeman
   ____________________________________                           ________________________________________
   Thomas J. Osselaer,                                            Mark L. Freeman, Vice President
   Executive Vice President


U.S. BANK NATIONAL ASSOCIATION,                                 RESIDENTIAL FUNDING CORPORATION, as
formerly Colorado National Bank as a Lender                     a Lender

By /s/ Jannette Scarpino                                        By /s/ L.L. Schellenberg
   ____________________________________                            ________________________________________
   Jannette Scarpino, Vice President                               L.L. Schellenberg, Director


                                 CONSENT AND AGREEMENT
                                 ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned
(a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, each Lender, and their successors and permitted assigns.

                                        MATRIX CAPITAL CORPORATION, as Guarantor


                                        By /s/ Guy A. Gibson
                                           _____________________________________
                                           Guy A. Gibson, Chief Executive
                                           Officer and President